EXHIBIT 99.1

Joint Filing Agreement

The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Take-Two Interactive Software, Inc. dated as of March 6, 2007 is, and any amendments thereto (including amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Date: March 6, 2007	OPPENHEIMERFUNDS, INC.

	By:	/s/ Christopher Leavy
Name: Christopher Leavy Title: Senior Vice President

Date: March 6, 2007	D. E. SHAW VALENCE PORTFOLIOS, L.L.C.

By: D. E. Shaw & Co., L.P., as managing member

	By:	/s/ ERIC WEPSIC
Name: Eric Wepsic Title: Managing Director

Date: March 6, 2007	D. E. SHAW & CO., L.P.

	By:	/s/ ERIC WEPSIC
Name: Eric Wepsic Title: Managing Director

Date: March 6, 2007	DAVID E. SHAW

	By:	/s/ ERIC WEPSIC
Name: Eric Wepsic, Attorney-in-fact for David E. Shaw

Date: March 6, 2007	S.A.C. CAPITAL ADVISORS, LLC

	By:	/s/ PETER NUSSBAUM
Name: Peter Nussbaum Title: Authorized Signatory

Date: March 6, 2007	S.A.C. CAPITAL MANAGEMENT, LLC

	By:	/s/ PETER NUSSBAUM
Name: Peter Nussbaum Title: Authorized Signatory

Date: March 6, 2007	SIGMA CAPITAL MANAGEMENT, LLC

	By:	/s/ PETER NUSSBAUM
Name: Peter Nussbaum Title: Authorized Signatory

Date: March 6, 2007	CR INTRINSIC INVESTORS, LLC

	By:	/s/ PETER NUSSBAUM
Name: Peter Nussbaum Title: Authorized Signatory

Date: March 6, 2007	STEVEN A. COHEN

	By:	/s/ PETER NUSSBAUM
Name: Peter Nussbaum, Authorized Signatory

Date: March 6, 2007	TUDOR INVESTMENT CORPORATION

	By:	/s/ ANDREW S. PAUL
Name: Andrew S. Paul Title: Managing Director and General Counsel

Date: March 6, 2007	/s/ PAUL TUDOR JONES, II
PAUL TUDOR JONES, II

Date: March 6, 2007	/s/ JAMES J. PALLOTTA
JAMES J. PALLOTTA

Date: March 6, 2007	TUDOR PROPRIETARY TRADING, L.L.C.

	By:	/s/ ANDREW S. PAUL
Name: Andrew S. Paul Title: Managing Director and General Counsel

Date: March 6, 2007	THE TUDOR BVI GLOBAL PORTFOLIO LTD.

By: Tudor Investment Corporation, its trading advisor

	By:	/s/ ANDREW S. PAUL
Name: Andrew S. Paul Title: Managing Director and General Counsel

Date: March 6, 2007	THE RAPTOR GLOBAL PORTFOLIO LTD.

By: Tudor Investment Corporation, its investment adviser

	By:	/s/ ANDREW S. PAUL
Name: Andrew S. Paul Title: Managing Director and General Counsel

Date: March 6, 2007	THE ALTAR ROCK FUND L.P.

By: Tudor Investment Corporation, its general partner

	By:	/s/ ANDREW S. PAUL
Name: Andrew S. Paul Title: Managing Director and General Counsel